Neuberger Berman Advisers Management Trust

May 1, 2012

Guardian Portfolio

Guardian Portfolio (Class I)

Summary Prospectus

Class I

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at https://www.nb.com/VariableAnnuityLiterature.aspx?id=1278. You can also get this information at no cost by calling 800-877-9700 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated May 1, 2012 (as each may be amended or supplemented), are incorporated herein by reference.

Goal

The Fund seeks long-term growth of capital; current income is a secondary goal.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. These tables do not reflect any expenses or charges that are, or may be, imposed under a variable annuity or variable life insurance separate account or a qualified pension or retirement plan. For information on these expenses and charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement, or if you purchased shares through a qualified plan, please consult the plan administrator.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)1
Management fees	0.85
Distribution (12b-1) fees	None
Other expenses	0.28
Total annual operating expenses	1.13

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$115	$359	$622	$1,375

1
Neuberger Berman Management LLC (“NBM”) has contractually undertaken to limit the Fund’s expenses through December 31, 2015 by waiving fees and/or reimbursing certain expenses of the Fund so that its total operating expenses (excluding the compensation of NBM, taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), in the aggregate, are limited to 1.00% per annum of the Fund’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

To pursue its goals, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries. The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow and the prospect for above average earnings growth.

Guardian Portfolio	May 1, 2012

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

Principal Investment Risks

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. A company’s stock can also be affected by the company’s financial condition. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Concentration Risk. The Fund holds a relatively concentrated portfolio that may contain fewer securities than the portfolios of other mutual funds. This may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Value Investing Risk. With a valuation sensitive approach, there is the risk that stocks may remain undervalued during a given period, because value stocks, as a category, lose favor with investors, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Market Capitalization Risk. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

Foreign Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to currency fluctuations or currency redenomination; potential for default on sovereign debt; less liquidity; less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price and may also be less liquid than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show instability, which may in turn affect their international trading partners.

Currency Risk. Currency fluctuations could erase investment gains or add to investment losses.

Arbitrage Risk. Investing in foreign stocks or thinly-traded securities may involve a greater risk for excessive trading due to potential arbitrage opportunities. For example, to the extent that the Fund’s net asset value does not immediately reflect changes in market conditions or the true market value of these securities, an investor may seek to benefit from the pricing differences caused by this delay.

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Guardian Portfolio	May 1, 2012

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index, which appear immediately below the Fund’s returns. The performance information does not reflect insurance product or qualified plan expenses. If such information were reflected, returns would be less than those shown.

Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR

Best quarter: Q2 ’03, 15.86%
 Worst quarter: Q4 ’08, -25.53%

AVERAGE ANNUAL TOTAL %
RETURNS AS OF 12/31/11

	1 Year	5 Years	10 Years
Guardian Portfolio (Class I)	-2.94	0.19	3.37
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11	-0.25	2.92

Investment Managers

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB) is the Fund’s sub-adviser.

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Guardian Portfolio	May 1, 2012

Portfolio Managers

The Fund is managed by Arthur Moretti, CFA (Managing Director of NBM and NB), Ingrid S. Dyott (Managing Director of NBM and NB), Sajjad S. Ladiwala, CFA (Managing Director of NBM and NB) and Mamundi Subhas, CFA (Senior Vice President of NBM and NB). Mr. Moretti has managed the Fund’s assets since 2002, Ms. Dyott and Mr. Ladiwala have managed the Fund’s assets since 2002, and Mr. Subhas has managed the Fund’s assets since 2008.

Buying and Selling Fund Shares

The Fund is designed for use with certain variable insurance contracts and qualified plans. Because shares of the Fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this Fund.

When you buy and sell shares of the Fund, the share price is the Fund’s net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted. The Fund is open for business every day the New York Stock Exchange is open.

Tax Information

Distributions made by the Fund to a variable annuity or variable life insurance separate account or a qualified pension or retirement plan, and exchanges and redemptions of Fund shares made by a separate account or qualified plan ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. Please see your variable contract prospectus or the governing documents of your qualified plan for information regarding the federal income tax treatment of the distributions to separate accounts or qualified plans and the holders of the contracts or plan participants.

Payments to Financial Intermediaries

NBM and/or its affiliates may pay insurance companies or their affiliates, qualified plan administrators, broker-dealers or other financial intermediaries, for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants who choose the Fund as an investment option. These payments may create a conflict of interest as they may be made to the intermediaries participating in the Fund to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to recommend the Fund’s shares or make them available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Fund’s shares.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. © 2012 Neuberger Berman Management LLC. All rights reserved.

SEC File Number: 811-4255
K0044 05/12